UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2020

PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

Oregon	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

226 Airport Parkway, Suite 595
San Jose, CA 95110
(408) 200-9200
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PXLW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.02    Unregistered Sales of Equity Securities.
On December 7, 2020, Pixelworks, Inc. (the “Company”) completed a private placement of 724,288 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) to a certain accredited investor at a purchase price of $2.071 per share. The sale of the shares of Common Stock was made pursuant to an initial closing under that certain Amended and Restated Securities Purchase Agreement dated December 4, 2020 (the “Agreement”), which amended and restated the previously reported Securities Purchase Agreement dated as of October 19, 2020 by and between the Company and the investor named therein to add an additional investor. Gross proceeds to the Company from the initial closing of the private placement were approximately $1.5 million. The Company is authorized to sell up to an additional 2,475,712 shares in a second closing pursuant to the Agreement by December 14, 2020, or such later date as mutually agreed between the Company and the applicable investor.
The shares of Common Stock issued in the above-mentioned private placement were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, to a limited number of persons who are “accredited investors” as defined in Rule 506 of Regulation D promulgated by the U.S. Securities and Exchange Commission, without the use of any general solicitation or advertising to market or otherwise offer the securities for sale. The Company relied on this exemption from registration based in part on representations made by the investors.
The securities sold in the private placement have not been registered under the Securities Act of 1933 or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy shares of Common Stock or any other securities of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

Dated:	December 11, 2020	/s/ Elias N. Nader
Elias N. Nader Vice President and Chief Financial Officer